UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

HARMONY MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor, New York, New York 10017

(Address of Principal Executive Offices) (Zip Code)

(212) 319-7676

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, HARMONY MERGER CORP. (“HARMONY”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING HARMONY’S SECURITIES, IN CONNECTION WITH THE PREVIOUSLY ANNOUNCED PROPOSED BUSINESS COMBINATION (THE “PROPOSED TRANSACTIONS”) WITH NEXTDECADE, LLC (“NEXTDECADE”), AS DESCRIBED IN THE CURRENT REPORT ON FORM 8-K FILED BY HARMONY ON APRIL 18, 2017. THIS CURRENT REPORT ON FORM 8-K, INCLUDING THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

HEIGHT SECURITIES, LLC (“HEIGHT”) IS NEXTDECADE’S ADVISOR IN CONNECTION WITH THE PROPOSED TRANSACTIONS AND WILL RECEIVE A FEE IN CONNECTION THEREWITH AT THE CLOSING OF THE PROPOSED TRANSACTIONS (THE “CLOSING”). ADDITIONALLY, CANTOR FITZGERALD & CO. (“CF&CO”) WAS THE MANAGING UNDERWRITER OF HARMONY’S INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MARCH 2015 AND WILL RECEIVE DEFERRED UNDERWRITING COMMISSIONS AT THE CLOSING. HARMONY AND ITS DIRECTORS AND EXECUTIVE OFFICERS AND HEIGHT MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF HARMONY STOCKHOLDERS TO BE HELD TO APPROVE THE PROPOSED TRANSACTIONS (“SPECIAL MEETING”).

STOCKHOLDERS OF HARMONY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, HARMONY’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH HARMONY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ HARMONY’S FINAL PROSPECTUS, DATED MARCH 23, 2015, AND HARMONY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2016 FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF HARMONY’S OFFICERS AND DIRECTORS AND OF CF&CO AND THEIR RESPECTIVE INTERESTS AS SECURITY HOLDERS IN THE SUCCESSFUL CONSUMMATION OF THE PROPOSED TRANSACTIONS. HARMONY’S DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS OF HARMONY AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS. SECURITYHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF SUCH DOCUMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: HARMONY MERGER CORP., 777 THIRD AVENUE, 37TH FLOOR, NEW YORK, NEW YORK 10017. THESE DOCUMENTS, ONCE AVAILABLE, AND HARMONY’S IPO FINAL PROSPECTUS AND ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

This report and the exhibitS hereto are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactionS and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of HARMONY or NEXTDECADE, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

This report and the exhibitS hereto include “forward-looking statements.” HARMONY’S AND NEXTDECADE’S actual results may differ from THEIR RESPECTIVE expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, HARMONY’S and NEXTDECADE’S expectations with respect to future performance; anticipated financial impacts of the PROPOSED TRANSACTIONS; approval of the PROPOSED transactions by STOCKholders; the satisfaction of the closing conditions to the PROPOSED transactions; and the timing of the completion of the PROPOSED transactions.

THERE ARE significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the parties’ control and difficult to predict. Factors that may cause such differences include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which NextDecade is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of liquefied natural gas (“LNG”) and related services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Harmony’s filings with the Securities and Exchange Commission and available at www.sec.gov. Other factors include the possibility that the PROPOSED TRANSACTIONS do not close, including due to the failure to receive required STOCKholder approval, or the failure of other closing conditions.

The foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is, AND MAY BE, contained in HARMONY’S filings with the SEC. All subsequent written and oral forward-looking statements concerning HARMONY and NEXTDECADE, the PROPOSED transactions or other matters and attributable to HARMONY and NEXTDECADE or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither HARMONY nor NEXTDECADE undertakeS or acceptS any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibits 99.1 and 99.2 to this Current Report is an executive summary and investor presentation, respectively, that may be used by Harmony for meetings with its security holders and other interested persons in connection with its proposed business combination with NextDecade.

This information furnished hereunder, including the related exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Harmony, except as shall be expressly set forth by specific reference in such document.

Item 8.01 Other Events.

On May 9, 2017, Harmony filed a preliminary proxy statement for its proposed business combination with NextDecade with the Securities and Exchange Commission which contained all the material information relating to the proposed business combination. Eric S. Rosenfeld, Harmony’s Chief Executive Officer, agreed in connection with Harmony’s initial public offering to enter into an agreement in accordance with the guidelines of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, pursuant to which he will place limit orders for an aggregate of up to $500,000 of our common stock commencing two business days after the filing of such material information. Accordingly, Mr. Rosenfeld’s purchase obligation will commence on Friday, May 12, 2017. Purchases will be made at prices at or below $10.28, which is the per-share amount held in Harmony’s trust account. Purchases will continue until the earlier of (1) the record date for the stockholder meeting at which the business combination is to be approved or (2) the date such purchases reach $500,000 in total.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Executive Summary
99.2	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2017

HAROMONY MERGER CORP.

By: /s/ Eric S. Rosenfeld

Name: Eric S. Rosenfeld

Title:	Chief Executive Officer